                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of Delphi Financial Group, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert Rosenkranz and Robert M. Smith, Jr. or either of them his true and lawful attorney(s)-in-fact and agent(s), with full power of substitution and resubstitution, for him and in his place and stead in any and all capacities, to execute one or more Annual Reports for the Company's fiscal year ended December 31, 1998, on Form 10-K pursuant to the Securities Exchange Act of 1934, as amended, or such other form as such attorney(s)-in-fact may deem necessary or desirable, any amendments thereto, and all additional amendments thereto in such form as either of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney(s)-in-fact and agent(s) full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Annual Report or Annual Reports shall comply with the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations of the Securities and Exchange Commission adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s) or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 5th day of February, 1999.



                                              /s/ EDWARD A. FOX
                                              ---------------------------------
                                                  Edward A. Fox
                                                  Director

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of Delphi Financial Group, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert Rosenkranz and Robert M. Smith, Jr. or either of them his true and lawful attorney(s)-in-fact and agent(s), with full power of substitution and resubstitution, for him and in his place and stead in any and all capacities, to execute one or more Annual Reports for the Company's fiscal year ended December 31, 1998, on Form 10-K pursuant to the Securities Exchange Act of 1934, as amended, or such other form as such attorney(s)-in-fact may deem necessary or desirable, any amendments thereto, and all additional amendments thereto in such form as either of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney(s)-in-fact and agent(s) full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Annual Report or Annual Reports shall comply with the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations of the Securities and Exchange Commission adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s) or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of February, 1999.



                                              /s/ CHARLES P. O'BRIEN
                                              ---------------------------------
                                                  Charles P. O'Brien
                                                  Director

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of Delphi Financial Group, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert Rosenkranz and Robert M. Smith, Jr. or either of them his true and lawful attorney(s)-in-fact and agent(s), with full power of substitution and resubstitution, for him and in his place and stead in any and all capacities, to execute one or more Annual Reports for the Company's fiscal year ended December 31, 1998, on Form 10-K pursuant to the Securities Exchange Act of 1934, as amended, or such other form as such attorney(s)-in-fact may deem necessary or desirable, any amendments thereto, and all additional amendments thereto in such form as either of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney(s)-in-fact and agent(s) full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Annual Report or Annual Reports shall comply with the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations of the Securities and Exchange Commission adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s) or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of February, 1999.



                                              /s/ LEWIS S. RANIERI
                                              ---------------------------------
                                                  Lewis S. Ranieri
                                                  Director

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of Delphi Financial Group, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert Rosenkranz and Robert M. Smith, Jr. or either of them his true and lawful attorney(s)-in-fact and agent(s), with full power of substitution and resubstitution, for him and in his place and stead in any and all capacities, to execute one or more Annual Reports for the Company's fiscal year ended December 31, 1998, on Form 10-K pursuant to the Securities Exchange Act of 1934, as amended, or such other form as such attorney(s)-in-fact may deem necessary or desirable, any amendments thereto, and all additional amendments thereto in such form as either of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney(s)-in-fact and agent(s) full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Annual Report or Annual Reports shall comply with the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations of the Securities and Exchange Commission adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s) or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19th day of February, 1999.



                                              /s/ THOMAS L. RHODES
                                              ---------------------------------
                                                  Thomas L. Rhodes
                                                  Director

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of Delphi Financial Group, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert Rosenkranz and Robert M. Smith, Jr. or either of them his true and lawful attorney(s)-in-fact and agent(s), with full power of substitution and resubstitution, for him and in his place and stead in any and all capacities, to execute one or more Annual Reports for the Company's fiscal year ended December 31, 1998, on Form 10-K pursuant to the Securities Exchange Act of 1934, as amended, or such other form as such attorney(s)-in-fact may deem necessary or desirable, any amendments thereto, and all additional amendments thereto in such form as either of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney(s)-in-fact and agent(s) full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Annual Report or Annual Reports shall comply with the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations of the Securities and Exchange Commission adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s) or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of February, 1999.



                                              /s/ B.K. WERNER
                                              ----------------------------------
                                                  B.K. Werner
                                                  Director

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being the principal financial officer and principal accounting officer of Delphi Financial Group, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert Rosenkranz and Robert M. Smith, Jr. or either of them his or her true and lawful attorney(s)-in-fact and agent(s), with full power of substitution and resubstitution, for him or her and in his or her place and stead in any and all capacities, to execute one or more Annual Reports for the Company's fiscal year ended December 31, 1998, on Form 10-K pursuant to the Securities Exchange Act of 1934, as amended, or such other form as such attorney(s)-in-fact may deem necessary or desirable, any amendments thereto, and all additional amendments thereto in such form as either of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney(s)-in-fact and agent(s) full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Annual Report or Annual Reports shall comply with the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations of the Securities and Exchange Commission adopted or issued pursuant thereto, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s) or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 8th day of February, 1999.



                                              /s/ LAWRENCE E. DAURELLE
                                              ----------------------------------
                                                  Lawrence E. Daurelle
                                                  Principal Financial Officer
                                                  and Principal Accounting
                                                  Officer